                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549


                                  FORM 8-K


                               CURRENT REPORT



                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




                    December 8, 1995   (December 8, 1995)
                  -----------------------------------------
              Date of Report (Date of earliest event reported)




                         UNION PLANTERS CORPORATION
             --------------------------------------------------
             (Exact name of registrant as specified in charter)



            TENNESSEE                  1-10160               62-0859007
     ------------------------       -------------        ------------------
     (State of incorporation)        (Commission         (I.R.S. Employer
                                     File Number)       Identification No.)



                    UNION PLANTERS ADMINISTRATIVE CENTER
                         7130 GOODLETT FARMS PARKWAY
                          MEMPHIS, TENNESSEE 38018
                    ------------------------------------
                  (Address of principal executive offices)



Registrant's telephone number, including area code:  (901) 383-6000
                                                    -----------------


                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     Item 7 (b) below presents unaudited pro forma financial statements of Union Planters Corporation (the Corporation) reflecting certain pending and probable acquisitions as of and for the nine months ended September 30, 1995, and for the three years ended December 31, 1994.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(b)  Pro Forma Financial Information

     Index to Unaudited Pro Forma Financial Information                                             Page
                                                                                                  --------
     (1)  Introduction                                                                                1

     (2)  Unaudited Pro Forma Consolidated Balance Sheet
          as of September 30, 1995                                                                    2

     (3)  Unaudited Pro Forma Consolidated Statement of Earnings
          for the Nine Months Ended September 30, 1995                                                3

     (4)  Unaudited Pro Forma Consolidated Statements of Earnings
          for the Years Ended December 31, 1994, 1993, and 1992                                     4 - 6

     (5)  Notes to Unaudited Pro Forma Consolidated Financial Statements                              7



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          Union Planters Corporation
                                       ---------------------------------
                                                  Registrant



Date:    December 8, 1995                    /s/ M. Kirk Walters
       ---------------------           ---------------------------------
                                                 M. Kirk Walters
                                         Senior Vice President, Treasurer,
                                           and Chief Accounting Officer

                           UNION PLANTERS CORPORATION

             Unaudited Pro Forma Consolidated Financial Statements

                           UNION PLANTERS CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION

     The following unaudited pro forma consolidated financial statements present a balance sheet as of September 30, 1995, and statements of earnings for the nine months ended September 30, 1995, and for each of the three years ended December 31, 1994. The pro forma balance sheet includes on a pro forma basis the impact of certain pending acquisitions described in Note 1, the consummations of which are considered by management to be probable. The statements of earnings for the nine months ended September 30, 1995 and for the year ended December 31, 1994, present the pro forma impact of certain acquisitions completed in 1995, and the pending acquisitions considered probable of consummation assuming that all of the acquisitions had been completed at January 1, 1994, in each case as described in Note 1. Pro forma statements of earnings are also presented for the two years ended December 31, 1993, to reflect only the pending acquisition of Capital Bancorporation, Inc. (Capital) which would constitute a significant subsidiary and is expected to be accounted for as a pooling of interests. With the exception of the Capital acquisition, the pro forma impact of the other completed and probable acquisitions are not presented individually because these entities are not considered to be significant in the aggregate to the Corporation's consolidated financial condition or results of operations. The pro forma financial statements should be read in conjunction with the audited financial statements and the notes thereto included in Exhibit 13 to the Corporation's 1994 Annual Report on Form 10-K and the corresponding unaudited financial statements included in the Corporation's Quarterly Reports on Form 10-Q dated March 31, 1995, June 30, 1995, and September 30, 1995. Additionally, the Corporation's Current Reports on Form 8-K dated June 20, 1995, August 21, 1995, and November 16, 1995 include respectively: (i) the definitive Agreement and Plan of Reorganization dated as of June 20, 1995, as amended June 22, 1995, pursuant to which the Capital acquisition would be effected; (ii) Capital's audited consolidated financial statements as of December 31, 1994 and 1993 and for the three years ended December 31, 1994, and Capital's unaudited consolidated financial statements for the three and six months ended June 30, 1995 and 1994; and (iii) Capital's unaudited consolidated financial statements for the three and nine months ended September 30, 1995.

 UNION PLANTERS CORPORATION AND SUBSIDIARIES
 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
 SEPTEMBER 30, 1995
 (Dollars in thousands)



                                                                                          UNION        OTHER
                                                                            CAPITAL     PLANTERS     PROBABLE
                                                  UNION                    PRO FORMA       AND        PENDING     PRO FORMA
                                                 PLANTERS     CAPITAL     ADJUSTMENTS    CAPITAL    ACQUISITIONS    TOTAL
                                                ----------  ------------  -----------  -----------  -----------  -----------
 ASSETS
   Cash and due from banks                     $  464,960  $     25,224  $         0  $   490,184  $    19,331  $   509,515
   Interest-bearing deposits at financial
     institutions                                  12,639         9,355            0       21,994          767       22,761
   Federal funds sold and securities
     purchased under agreements to resell         198,873        79,400            0      278,273          820      279,093
   Trading account securities                     141,798             0            0      141,798            0      141,798
   Loans held for resale                           65,818             0            0       65,818            0       65,818
   Investment securities
     Available for sale, at fair value          2,423,224        14,068       98,640    2,535,932      125,769    2,661,701
     Held to maturity, at amortized cost                0        98,640      (98,640)           0            0            0
   Loans                                        6,273,070       851,405            0    7,124,475      312,738    7,437,213
     Less:  Unearned income                       (30,706)       (1,740)           0      (32,446)      (1,206)     (33,652)
            Allowance for losses on loans        (120,087)      (13,907)           0     (133,994)      (2,467)    (136,461)
                                               ----------  ------------  -----------  -----------  -----------  -----------
         Net loans                              6,122,277       835,758            0    6,958,035      309,065    7,267,100

   Premises and equipment                         202,240        27,917            0      230,157       16,531      246,688
   Accrued interest receivable                     98,967         8,060            0      107,027        3,487      110,514
   Goodwill and other intangibles                  51,637        10,907            0       62,544       14,791       77,335
   Other assets                                   121,251         6,893            0      128,144        5,033      133,177
                                               ----------  ------------  -----------  -----------  -----------  -----------
         Total assets                          $9,903,684  $  1,116,222  $         0  $11,019,906  $   495,594  $11,515,500
                                               ==========  ============  ===========  ===========  ===========  ===========
 LIABILITIES AND SHAREHOLDERS' EQUITY
   Deposits
     Noninterest-bearing                       $1,251,797  $    103,087  $         0  $ 1,354,884  $    68,378  $ 1,423,262
     Certificates of deposit of $100,000
       and over                                   609,861       120,712            0      730,573       49,949      780,522
     Other interest-bearing                     6,479,031       754,840            0    7,233,871      325,545    7,559,416
                                               ----------  ------------  -----------  -----------  -----------  -----------
         Total deposits                         8,340,689       978,639            0    9,319,328      443,872    9,763,200

   Short-term borrowings                          141,409        23,302            0      164,711        6,618      171,329
   FHLB advances                                  291,706         5,607            0      297,313        6,000      303,313
   Long-term debt                                 116,893        20,404            0      137,297       13,000      150,297
   Accrued interest, expenses, and taxes           80,324             0            0       80,324        4,838       85,162
   Other liabilities                               57,483         7,968            0       65,451        1,138       66,589
                                               ----------  ------------  -----------  -----------  -----------  -----------
         Total liabilities                      9,028,504     1,035,920            0   10,064,424      475,466   10,539,890
                                               ----------  ------------  -----------  -----------  -----------  -----------
   Shareholders' equity
     Preferred stock
       Convertible                                 91,810             0            0       91,810        6,329       98,139
       Nonconvertible                                   0        13,800            0       13,800            0       13,800
     Common stock                                 206,493           309       20,067      226,869        2,201      229,070
     Additional paid-in capital                    87,649        36,262      (20,067)     103,844        4,667      108,511
     Net unrealized gain (loss) on available
       for sale securities                         16,642           (63)           0       16,579         (143)      16,436
     Retained earnings                            472,586        29,994            0      502,580        7,074      509,654
                                               ----------  ------------  -----------  -----------  -----------  -----------
         Total shareholders' equity               875,180        80,302            0      955,482       20,128      975,610
                                               ----------  ------------  -----------  -----------  -----------  -----------
         Total liabilities and
           shareholders' equity                $9,903,684  $  1,116,222  $         0  $11,019,906  $   495,594  $11,515,500
                                               ==========  ============  ===========  ===========  ===========  ===========

                                             RETIREMENT
                                              OF DEBT
                                                AND
                                             PREFERRED
                                               STOCK      PRO FORMA
                                             OF CAPITAL  CONSOLIDATED
                                             ----------  -----------
 ASSETS
   Cash and due from banks                  $        0  $   509,515
   Interest-bearing deposits at financial
     institutions                                    0       22,761
   Federal funds sold and securities
     purchased under agreements to resell      (34,000)     245,093
   Trading account securities                        0      141,798
   Loans held for resale                             0       65,818
   Investment securities
     Available for sale, at fair value               0    2,661,701
     Held to maturity, at amortized cost             0            0
   Loans                                             0    7,437,213
     Less:  Unearned income                          0      (33,652)
            Allowance for losses on loans            0     (136,461)
                                            ----------  -----------
         Net loans                                   0    7,267,100

   Premises and equipment                            0      246,688
   Accrued interest receivable                       0      110,514
   Goodwill and other intangibles                    0       77,335
   Other assets                                      0      133,177
                                            ----------  -----------
         Total assets                       $  (34,000) $11,481,500
                                            ==========  ===========
 LIABILITIES AND SHAREHOLDERS' EQUITY
   Deposits
     Noninterest-bearing                    $        0  $ 1,423,262
     Certificates of deposit of $100,000
       and over                                      0      780,522
     Other interest-bearing                          0    7,559,416
                                            ----------  -----------
         Total deposits                              0    9,763,200

   Short-term borrowings                             0      171,329
   FHLB advances                                     0      303,313
   Long-term debt                              (20,404)     129,893
   Accrued interest, expenses, and taxes             0       85,162
   Other liabilities                                 0       66,589
                                            ----------  -----------
         Total liabilities                     (20,404)  10,519,486
                                            ----------  -----------
   Shareholders' equity
     Preferred stock
       Convertible                                   0       98,139
       Nonconvertible                          (13,800)           0
     Common stock                                   60      229,130
     Additional paid-in capital                    144      108,655
     Net unrealized gain (loss) on available
       for sale securities                           0       16,436
     Retained earnings                               0      509,654
                                            ----------  -----------
         Total shareholders' equity            (13,596)     962,014
                                            ----------  -----------
         Total liabilities and
           shareholders' equity             $  (34,000) $11,481,500
                                            ==========  ===========



See the accompanying notes to the unaudited pro forma consolidated financial statements.

 UNION PLANTERS CORPORATION AND SUBSIDIARIES
 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
 (Dollars in thousands, except per share data)

                                                                                                    OTHER
                                                                                                 CONSUMMATED
                                                                                      UNION          AND
                                                                                     PLANTERS      PROBABLE
                                                          UNION                        AND         PENDING      PRO FORMA
                                                         PLANTERS      CAPITAL       CAPITAL     ACQUISITIONS     TOTAL
                                                       ------------  ------------  ------------  ------------  -----------
 Interest income
   Interest and fees on loans                         $    417,752  $     54,024  $    471,776  $     26,456  $    498,232
   Interest on investment securities
     Taxable                                                99,364         4,535       103,899         7,221       111,120
     Tax-exempt                                             23,457           382        23,839           171        24,010
   Interest on deposits at financial institutions            1,272            88         1,360           113         1,473
   Interest on federal funds sold and securities
     purchased under agreements to resell                    4,613         2,246         6,859            82         6,941
   Interest on trading account securities                    9,931             0         9,931             0         9,931
   Interest on loans held for resale                         2,367           218         2,585             0         2,585
                                                      ------------  ------------  ------------  ------------  ------------
       Total interest income                               558,756        61,493       620,249        34,043       654,292
                                                      ------------  ------------  ------------  ------------  ------------
 Interest expense
   Interest on deposits                                    226,146        29,916       256,062        14,793       270,855
   Interest on short-term borrowings                         8,848         1,026         9,874           111         9,985
   Interest on FHLB advances and long-term debt             19,797         1,093        20,890         1,805        22,695
                                                      ------------  ------------  ------------  ------------  ------------
       Total interest expense                              254,791        32,035       286,826        16,709       303,535
                                                      ------------  ------------  ------------  ------------  ------------
       Net interest income                                 303,965        29,458       333,423        17,334       350,757
 Provision for losses on loans                               8,530         1,289         9,819         1,592        11,411
                                                      ------------  ------------  ------------  ------------  ------------
       Net interest income after provision
         for losses on loans                               295,435        28,169       323,604        15,742       339,346
                                                      ------------  ------------  ------------  ------------  ------------
 Noninterest income
   Service charges on deposit accounts                      51,782         2,813        54,595         2,013        56,608
   Bank card income                                         13,972           650        14,622             0        14,622
   Mortgage servicing income                                 6,826           480         7,306             0         7,306
   Trust service income                                      5,864           115         5,979             0         5,979
   Profits and commissions from trading activities           8,003           810         8,813             0         8,813
   Investment securities gains (losses)                        156             0           156           (31)          125
   Other income                                             23,157         1,858        25,015         1,855        26,870
                                                      ------------  ------------  ------------  ------------  ------------
       Total noninterest income                            109,760         6,726       116,486         3,837       120,323
                                                      ------------  ------------  ------------  ------------  ------------
 Noninterest expense
   Salaries and employee benefits                          118,931        11,519       130,450         8,504       138,954
   Net occupancy expense                                    18,682         1,966        20,648         2,203        22,851
   Equipment expense                                        21,367         1,758        23,125             0        23,125
   Other expense                                            96,720         7,337       104,057         6,970       111,027
                                                      ------------  ------------  ------------  ------------  ------------
       Total noninterest expense                           255,700        22,580       278,280        17,677       295,957
                                                      ------------  ------------  ------------  ------------  ------------
       Earnings (loss) before income taxes                 149,495        12,315       161,810         1,902       163,712
 Applicable income taxes (benefit)                          46,960         4,728        51,688         1,675        53,363
                                                      ------------  ------------  ------------  ------------  ------------
       Net earnings (loss)                            $    102,535  $      7,587  $    110,122  $        227  $    110,349
                                                      ============  ============  ============  ============  ============

 Earnings per common share
   Primary                                            $       2.37                $       2.32
   Fully diluted                                              2.25                        2.21
 Weighted average shares outstanding
   (in thousands)
     Primary                                                41,054                      44,683
     Fully diluted                                          45,625                      49,439



                                                      RETIREMENT
                                                       OF DEBT
                                                         AND
                                                      PREFERRED
                                                        STOCK       PRO FORMA
                                                      OF CAPITAL   CONSOLIDATED
                                                   --------------  ------------
 Interest income
   Interest and fees on loans                      $           0   $   498,232
   Interest on investment securities
     Taxable                                                   0       111,120
     Tax-exempt                                                0        24,010
   Interest on deposits at financial institutions              0         1,473
   Interest on federal funds sold and securities
     purchased under agreements to resell                 (1,469)        5,472
   Interest on trading account securities                      0         9,931
   Interest on loans held for resale                           0         2,585
                                                   -------------   -----------
       Total interest income                              (1,469)      652,823
                                                   -------------   -----------
 Interest expense
   Interest on deposits                                        0       270,855
   Interest on short-term borrowings                           0         9,985
   Interest on FHLB advances and long-term debt           (1,093)       21,602
                                                   -------------   -----------
       Total interest expense                             (1,093)      302,442
                                                   -------------   -----------
       Net interest income                                  (376)      350,381
 Provision for losses on loans                                 0        11,411
                                                   -------------   -----------
       Net interest income after provision
         for losses on loans                                (376)      338,970
                                                   -------------   -----------
 Noninterest income
   Service charges on deposit accounts                         0        56,608
   Bank card income                                            0        14,622
   Mortgage servicing income                                   0         7,306
   Trust service income                                        0         5,979
   Profits and commissions from trading activities             0         8,813
   Investment securities gains (losses)                        0           125
   Other income                                                0        26,870
                                                   -------------   -----------
       Total noninterest income                                0       120,323
                                                   -------------   -----------
 Noninterest expense
   Salaries and employee benefits                              0       138,954
   Net occupancy expense                                       0        22,851
   Equipment expense                                           0        23,125
   Other expense                                               0       111,027
                                                   -------------   -----------
       Total noninterest expense                               0       295,957
                                                   -------------   -----------
       Earnings (loss) before income taxes                  (376)      163,336
 Applicable income taxes (benefit)                          (147)       53,216
                                                   -------------   -----------
       Net earnings (loss)                         $        (229)  $   110,120
                                                   =============   ===========


 Earnings per common share
   Primary                                                         $      2.27
   Fully diluted                                                          2.16
 Weighted average shares outstanding
   (in thousands)
     Primary                                                            45,308
     Fully diluted                                                      50,517


See the accompanying notes to the unaudited pro forma consolidated financial statements.

 UNION PLANTERS CORPORATION AND SUBSIDIARIES
 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
 FOR THE YEAR ENDED DECEMBER 31, 1994
 (Dollars in thousands, except per share data)

                                                                                                    OTHER
                                                                                                 CONSUMMATED
                                                                                      UNION          AND
                                                                                     PLANTERS      PROBABLE
                                                          UNION                        AND         PENDING      PRO FORMA
                                                         PLANTERS      CAPITAL       CAPITAL     ACQUISITIONS     TOTAL
                                                       ------------  ------------  ------------  ------------  -----------
 Interest income
   Interest and fees on loans                         $    460,617  $     56,415  $    517,032  $     36,913  $    553,945
   Interest on investment securities
     Taxable                                               156,429         5,583       162,012        10,369       172,381
     Tax-exempt                                             32,406           593        32,999           495        33,494
   Interest on deposits at financial institutions              718            16           734           180           914
   Interest on federal funds sold and securities
     purchased under agreements to resell                    3,637           835         4,472           140         4,612
   Interest on trading account securities                    9,143             0         9,143             0         9,143
   Interest on loans held for resale                         1,107           466         1,573             0         1,573
                                                      ------------  ------------  ------------  ------------  ------------
       Total interest income                               664,057        63,908       727,965        48,097       776,062
                                                      ------------  ------------  ------------  ------------  ------------
 Interest expense
   Interest on deposits                                    235,815        26,757       262,572        18,405       280,977
   Interest on short-term borrowings                        20,082         1,218        21,300            86        21,386
   Interest on FHLB advances and long-term debt             19,882         1,097        20,979         2,536        23,515
                                                      ------------  ------------  ------------  ------------  ------------
       Total interest expense                              275,779        29,072       304,851        21,027       325,878
                                                      ------------  ------------  ------------  ------------  ------------
       Net interest income                                 388,278        34,836       423,114        27,070       450,184
 Provision for losses on loans                               3,636         1,258         4,894         1,602         6,496
                                                      ------------  ------------  ------------  ------------  ------------
       Net interest income after provision
         for losses on loans                               384,642        33,578       418,220        25,468       443,688
                                                      ------------  ------------  ------------  ------------  ------------
 Noninterest income
   Service charges on deposit accounts                      52,590         2,961        55,551         3,930        59,481
   Bank card income                                         10,192           761        10,953             0        10,953
   Mortgage servicing income                                 9,095           526         9,621             0         9,621
   Trust service income                                      7,889           101         7,990             0         7,990
   Profits and commissions from trading activities           5,537         1,102         6,639             0         6,639
   Investment securities gains (losses)                    (20,298)            0       (20,298)          163       (20,135)
   Other income                                             28,557         1,792        30,349         3,707        34,056
                                                      ------------  ------------  ------------  ------------  ------------
       Total noninterest income                             93,562         7,243       100,805         7,800       108,605
                                                      ------------  ------------  ------------  ------------  ------------
 Noninterest expense
   Salaries and employee benefits                          160,862        14,356       175,218        12,980       188,198
   Net occupancy expense                                    25,750         2,291        28,041         4,644        32,685
   Equipment expense                                        26,451         2,247        28,698           540        29,238
   Other expense                                           185,772         9,968       195,740        11,176       206,916
                                                      ------------  ------------  ------------  ------------  ------------
       Total noninterest expense                           398,835        28,862       427,697        29,340       457,037
                                                      ------------  ------------  ------------  ------------  ------------
       Earnings (loss) before income taxes                  79,369        11,959        91,328         3,928        95,256
 Applicable income taxes (benefit)                          20,761         4,706        25,467         2,362        27,829
                                                      ------------  ------------  ------------  ------------  ------------
       Net earnings (loss)                            $     58,608  $      7,253  $     65,861  $      1,566  $     67,427
                                                      ============  ============  ============  ============  ============


 Earnings per common share
   Primary                                            $       1.25                $       1.28
   Fully diluted                                              1.25                        1.28
 Weighted average shares outstanding
   (in thousands)
     Primary                                                40,055                      43,741
     Fully diluted                                          40,397                      44,083



                                                       RETIREMENT
                                                        OF DEBT
                                                          AND
                                                       PREFERRED
                                                         STOCK        PRO FORMA
                                                       OF CAPITAL   CONSOLIDATED
                                                      ------------  -------------
 Interest income
   Interest and fees on loans                       $           0  $     553,945
   Interest on investment securities
     Taxable                                                    0        172,381
     Tax-exempt                                                 0         33,494
   Interest on deposits at financial institutions               0            914
   Interest on federal funds sold and securities
     purchased under agreements to resell                  (1,411)         3,201
   Interest on trading account securities                       0          9,143
   Interest on loans held for resale                            0          1,573
                                                     ------------  -------------
       Total interest income                               (1,411)       774,651
                                                     ------------  -------------
 Interest expense
   Interest on deposits                                         0        280,977
   Interest on short-term borrowings                            0         21,386
   Interest on FHLB advances and long-term debt            (1,097)        22,418
                                                     ------------  -------------
       Total interest expense                              (1,097)       324,781
                                                     ------------  -------------
       Net interest income                                   (314)       449,870
 Provision for losses on loans                                  0          6,496
                                                     ------------  -------------
       Net interest income after provision
         for losses on loans                                 (314)       443,374
                                                     ------------  -------------
 Noninterest income
   Service charges on deposit accounts                          0         59,481
   Bank card income                                             0         10,953
   Mortgage servicing income                                    0          9,621
   Trust service income                                         0          7,990
   Profits and commissions from trading activities              0          6,639
   Investment securities gains (losses)                         0        (20,135)
   Other income                                                 0         34,056
                                                     ------------  -------------
       Total noninterest income                                 0        108,605
                                                     ------------  -------------
 Noninterest expense
   Salaries and employee benefits                               0        188,198
   Net occupancy expense                                        0         32,685
   Equipment expense                                            0         29,238
   Other expense                                                0        206,916
                                                     ------------  -------------
       Total noninterest expense                                0        457,037
                                                     ------------  -------------
       Earnings (loss) before income taxes                   (314)        94,942
 Applicable income taxes (benefit)                           (122)        27,707
                                                     ------------  -------------
       Net earnings (loss)                           $       (192) $      67,235
                                                     ============  =============


 Earnings per common share
   Primary                                                         $        1.26
   Fully diluted                                                            1.26
 Weighted average shares outstanding
   (in thousands)
     Primary                                                              44,529
     Fully diluted                                                        44,871

See the accompanying notes to the unaudited pro forma consolidated financial statements.

 UNION PLANTERS CORPORATION AND SUBSIDIARIES
 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
 FOR THE YEAR ENDED DECEMBER 31, 1993
 (Dollars in thousands, except per share data)

                                                                             UNION                     PRO FORMA
                                                                            PLANTERS      CAPITAL     CONSOLIDATED
                                                                          ------------  ------------  ------------
 Interest income
   Interest and fees on loans                                            $    375,567  $     50,400  $    425,967
   Interest on investment securities
     Taxable                                                                  151,538         5,865       157,403
     Tax-exempt                                                                29,825           682        30,507
   Interest on deposits at financial institutions                               1,742           120         1,862
   Interest on federal funds sold and securities
     purchased under agreements to resell                                       5,092         1,083         6,175
   Interest on trading account securities                                       6,194             0         6,194
   Interest on loans held for resale                                            7,432             6         7,438
                                                                         ------------  ------------  ------------
       Total interest income                                                  577,390        58,156       635,546
                                                                         ------------  ------------  ------------
 Interest expense
   Interest on deposits                                                       213,197        24,822       238,019
   Interest on short-term borrowings                                            7,230           973         8,203
   Interest on FHLB advances and long-term debt                                13,253         1,038        14,291
                                                                         ------------  ------------  ------------
       Total interest expense                                                 233,680        26,833       260,513
                                                                         ------------  ------------  ------------
       Net interest income                                                    343,710        31,323       375,033
 Provision for losses on loans                                                 16,558         1,392        17,950
                                                                         ------------  ------------  ------------
       Net interest income after provision
         for losses on loans                                                  327,152        29,931       357,083
                                                                         ------------  ------------  ------------
 Noninterest income
   Service charges on deposit accounts                                         46,532         2,958        49,490
   Bank card income                                                             9,749           644        10,393
   Mortgage servicing income                                                    9,239           356         9,595
   Trust service income                                                         7,566            77         7,643
   Profits and commissions from trading activities                             11,577         2,210        13,787
   Investment securities gains                                                  4,495            11         4,506
   Other income                                                                30,767         1,381        32,148
                                                                         ------------  ------------  ------------
       Total noninterest income                                               119,925         7,637       127,562
                                                                         ------------  ------------  ------------
 Noninterest expense
   Salaries and employee benefits                                             150,383        13,328       163,711
   Net occupancy expense                                                       23,356         2,037        25,393
   Equipment expense                                                           23,986         2,003        25,989
   Other expense                                                              121,956         9,401       131,357
                                                                         ------------  ------------  ------------
       Total noninterest expense                                              319,681        26,769       346,450
                                                                         ------------  ------------  ------------
       Earnings before income taxes, extraordinary
         items, and accounting changes                                        127,396        10,799       138,195
 Applicable income taxes                                                       37,420         3,748        41,168
                                                                         ------------  ------------  ------------
       Earnings before extraordinary items
         and accounting changes                                          $     89,976  $      7,051  $     97,027
                                                                         ============  ============  ============

 Earnings per common share
   Primary                                                               $       2.31                $       2.24
   Fully diluted                                                                 2.23                        2.18
 Weighted average shares outstanding
   (in thosands)
     Primary                                                                   35,311                      38,914
     Fully diluted                                                             39,541                      43,144

See the accompanying notes to the unaudited pro forma consolidated financial statements.

 UNION PLANTERS CORPORATION AND SUBSIDIARIES
 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
 FOR THE YEAR ENDED DECEMBER 31, 1992
 (Dollars in thousands, except per share data)

                                                                            UNION                     PRO FORMA
                                                                           PLANTERS      CAPITAL     CONSOLIDATED
                                                                         ------------  ------------  ------------
 Interest income
   Interest and fees on loans                                           $    314,814  $     44,134  $    358,948
   Interest on investment securities
     Taxable                                                                 142,663         4,640       147,303
     Tax-exempt                                                               22,238           608        22,846
   Interest on deposits at financial institutions                              4,915            70         4,985
   Interest on federal funds sold and securities
     purchased under agreements to resell                                      5,250           979         6,229
   Interest on trading account securities                                      6,648             0         6,648
   Interest on loans held for resale                                           7,250             0         7,250
                                                                        ------------  ------------  ------------
       Total interest income                                                 503,778        50,431       554,209
                                                                        ------------  ------------  ------------
 Interest expense
   Interest on deposits                                                      209,035        25,035       234,070
   Interest on short-term borrowings                                           8,040         1,046         9,086
   Interest on FHLB advances and long-term debt                                5,555           287         5,842
                                                                        ------------  ------------  ------------
       Total interest expense                                                222,630        26,368       248,998
                                                                        ------------  ------------  ------------
       Net interest income                                                   281,148        24,063       305,211
 Provision for losses on loans                                                27,182         1,889        29,071
                                                                        ------------  ------------  ------------
       Net interest income after provision
         for losses on loans                                                 253,966        22,174       276,140
                                                                        ------------  ------------  ------------
 Noninterest income
   Service charges on deposit accounts                                        35,590         2,160        37,750
   Bank card income                                                            8,632           155         8,787
   Mortgage servicing income                                                   9,400           353         9,753
   Trust service income                                                        6,871            50         6,921
   Profits and commissions from trading activities                            12,252         1,165        13,417
   Investment securities gains (losses)                                       14,019             0        14,019
   Other income                                                               25,845         1,033        26,878
                                                                        ------------  ------------  ------------
       Total noninterest income                                              112,609         4,916       117,525
                                                                        ------------  ------------  ------------
 Noninterest expense
   Salaries and employee benefits                                            116,764         9,005       125,769
   Net occupancy expense                                                      19,401         1,392        20,793
   Equipment expense                                                          18,836         1,495        20,331
   Other expense                                                             124,463         6,309       130,772
                                                                        ------------  ------------  ------------
       Total noninterest expense                                             279,464        18,201       297,665
                                                                        ------------  ------------  ------------
       Earnings before income taxes                                           87,111         8,889        96,000
 Applicable income taxes                                                      23,861         3,187        27,048
                                                                        ------------  ------------  ------------
       Net earnings                                                     $     63,250  $      5,702  $     68,952
                                                                        ============  ============  ============
 Earnings per common share
   Primary                                                              $       1.79                $       1.75
   Fully diluted                                                                1.77                        1.73
 Weighted average shares outstanding
   (in thousands)
     Primary                                                                  31,910                      35,463
     Fully diluted                                                            34,754                      38,307

See the accompanying notes to the unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.   CONSUMMATED AND PENDING ACQUISITIONS

     The unaudited pro forma consolidated balance sheet and statements of earnings reflect all consummated acquisitions and those pending acquisitions, consummation of which management deems probable, which are listed below. The unaudited pro forma consolidated balance sheet gives effect to the pending transactions at September 30, 1995 as if they had been consummated on that date and the unaudited pro forma consolidated statements of earnings reflect the impact of the consummated and pending transactions as if they had been consummated January 1, 1994, with the exception of the acquisition of Capital which is presented assuming the transaction had been consummated January 1, 1992. In addition to the Corporation's completed acquisitions of FSB and Planters, Capital acquired Home Federal Savings and Loan Association (Home Federal) on June 30, 1995. The pro forma impact of that acquisition is also presented in the statement of earnings assuming consummation January 1, 1994.
     The unaudited pro forma consolidated results shown are not necessarily indicative of future operating results, nor can there be any assurance that the pending transactions will be consummated.

UNION PLANTERS CORPORATION ACQUISITION COMPLETED JULY 1, 1995 AND ACCOUNTED FOR AS A PURCHASE

                                                                              PURCHASE         RESULTING     APPROXIMATE
        INSTITUTION                     ACQUIRED         CONSIDERATION         PRICE          INTANGIBLES   TOTAL ASSETS
    -------------------                ----------       ---------------        -----          -----------  --------------
                                                                                (Dollars in millions)
First State Bancorporation, Inc.,         7/1/95        388,497 Shares         $13.5             $6.5           $110
 Parent Company of First Exchange                       of Series E
 Bank in Tiptonville, Tennessee (FSB)                   Preferred Stock


Union Planters Corporation Acquisition Completed September 1, 1995 and Accounted for as a Pooling of Interests

                                                                                   APPROXIMATE
         INSTITUTION                           SHARES ISSUED                       TOTAL ASSETS
     --------------------                     ---------------                     ----------------
                                                                               (Dollars in millions)
Planters Bank & Trust Co.                     348,029 Shares                           $60
 in Forrest City, Arkansas                    of UPC Common Stock
 (Planters)

     This acquisition is included in the Corporation's September 30, 1995 consolidated financial statements effective January 1, 1995. Because of immateriality, prior year historical amounts will not be restated for this acquisition. The pro forma consolidated statement of earnings includes this acquisition on a pro forma basis as of January 1, 1994.

Union Planters Corporation Probable Pending Acquisitions at November 30, 1995


                                                                             ANTICIPATED
                                                                              METHOD OF           APPROXIMATE
         INSTITUTION                           CONSIDERATION                  ACCOUNTING          TOTAL ASSETS
     --------------------                     ---------------                ------------        --------------
                                                                                              (Dollars in millions)
Capital Bancorporation, Inc.,                 Approximately 4,192,376        Pooling of                   $1,116
 Cape Girardeau, Missouri,                    shares of Common Stock (1)     Interests
 Parent Company of:
 Capital Bank of Cape Girardeau County;
 Capital Bank of Columbia;
 Capital Bank of Southwest Missouri;
 Capital Bank & Trust;
 Capital Bank of Sikeston;
 Capital Bank of Perryville, N.A.;
 Maryland Avenue Bancorporation, Inc.;
 Century State Bancshares, Inc.; and
 Capital Bank, a Federal Savings Bank
 (Jonesboro, Arkansas) - (Capital)

Eastern National Bank in Miami, Florida       $4.5 million in                Purchase                        263
                                              cash, up to
                                              317,459 Shares
                                              of Series E
                                              Preferred Stock and
                                              UPC notes in principal
                                              amount $14.5 million

Valley Federal Savings Bank in                Approxiately 480,000           Pooling of                      126
 Sheffield, Alabama                           shares of Common Stock         Interests

First Bancshares of Eastern Arkansas,         Cash (approximately)           Purchase                         59
 Inc., West Memphis, Arkansas, and its        $10.6 million)
 subsidiary First National Bank of
 West Memphis

First Bancshares of North Eastern             Cash (approximately            Purchase                         58
 Arkansas, Inc., Osceola, Arkansas, and       $9.3 million)                                               ------
 its subsidiary First National Bank
 of Osceola

          Total                                                                                           $1,622
                                                                                                          ======

--------------------

(1) Estimated maximum number of shares to be issued in the acquisition


Acquisition Consummated by Capital Bancorporation, Inc. as of June 30, 1995 and Accounted for as a Purchase


                                                                               RESULTING                   APPROXIMATE
         INSTITUTION                                CONSIDERATION             INTANGIBLES                  TOTAL ASSETS
     -------------------                           ---------------           -------------                ---------------
                                                                                       (Dollars in millions)
Home Federal Savings and Loan Association          $6.9 million in                $3.2                          $82
 (Home Federal), a federally chartered             cash
 stock savings association in
 Jonesboro, Arkansas (name changed to
 Capital Bank, a Federal Savings Bank,
 at acquisition)


NOTE 3.   UNAUDITED PRO FORMA ADJUSTMENTS

     The following summarizes the unaudited pro forma adjustments which are necessary to reflect the transactions described previously. The adjustments for probable acquisitions are based on currently available information and could change significantly upon consummation. Not all purchase accounting adjustments have been reflected because certain information is not available, however the amounts not reflected are not deemed to be material.

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS
                                    CAPITAL


                                                                                              SEPTEMBER 30, 1995
                                                                                                DEBIT (CREDIT)
                                                                                            ----------------------
                                                                                            (Dollars in thousands)
 (1)  INVESTMENT SECURITIES AVAILABLE FOR SALE
        TO TRANSFER HELD TO MATURITY SECURITIES TO AVAILABLE FOR SALE                                  $ 98,640

 (2)  INVESTMENT SECURITIES HELD TO MATURITY
        TO TRANSFER HELD TO MATURITY SECURITIES TO AVAILABLE FOR SALE                                   (98,640)

 (3)  COMMON STOCK
        TO ELIMINATE COMMON STOCK OF CAPITAL                                                $    309
        ISSUANCE OF COMMON STOCK OF UNION PLANTERS CORPORATION                               (20,376)
                                                                                            --------
          TOTAL                                                                                         (20,067)

 (4)  ADDITIONAL PAID-IN CAPITAL
        TO ELIMINATE SURPLUS OF CAPITAL                                                       36,262
        EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF ISSUED STOCK
          OF UNION PLANTERS CORPORATION                                                      (16,195)
                                                                                            --------

            TOTAL                                                                                        20,067

                                                                                                        -------
                             TOTAL                                                                      $     0
                                                                                                        =======


                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS
               RETIREMENT OF DEBT AND PREFERRED STOCK OF CAPITAL


                                                                          SEPTEMBER 30, 1995
                                                                            DEBIT (CREDIT)
                                                                       -----------------------
                                                                        (Dollars in thousands)
 (1)  FEDERAL FUNDS SOLD
        CASH PAID TO RETIRE LONG-TERM DEBT                                ($20,200)
        CASH PAID TO RETIRE PREFERRED STOCK                                (13,800)
                                                                          --------
          TOTAL                                                                     ($34,000)

 (2)  LONG-TERM DEBT
        RETIREMENT OF LONG-TERM DEBT                                      $ 20,200
        CONVERT CONVERTIBLE DEBT TO COMMON STOCK                               204
                                                                          --------
          TOTAL                                                                       20,404

 (3)  NONCONVERTIBLE PREFERRED STOCK
        RETIREMENT OF PREFERRED STOCK                                                 13,800

 (4)  COMMON STOCK
        DEBT CONVERTED TO COMMON STOCK OF CAPITAL                               (1)
        TO ELIMINATE COMMON STOCK OF CAPITAL                                     1
        ISSUANCE OF COMMON STOCK OF UNION PLANTERS CORPORATION                 (60)
                                                                          --------
          TOTAL                                                                          (60)

 (5)  ADDITIONAL PAID-IN CAPITAL
        EXCESS OVER PAR OF DEBT CONVERTED TO COMMON STOCK OF CAPITAL          (203)
        TO ELIMINATE SURPLUS OF CAPITAL                                        203
        EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF ISSUED STOCK
          OF UNION PLANTERS CORPORATION                                       (144)
                                                                          --------
                                                                                        (144)
                                                                                     -------

                             TOTAL                                                   $     0
                                                                                     =======


                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS ADJUSTMENTS
               RETIREMENT OF DEBT AND PREFERRED STOCK OF CAPITAL


                                                                                       NINE               TWELVE
                                                                                      MONTHS              MONTHS
                                                                                       ENDED              ENDED
                                                                                      09/30/95           12/31/94
                                                                                      --------           --------
                                                                                       (Dollars in thousands)
 (1) INTEREST INCOME - FEDERAL FUNDS SOLD
       REDUCTION OF INTEREST INCOME DUE TO CASH PAID TO:
         RETIRE LONG-TERM DEBT                                                        $  873             $  838
         RETIRE NONCONVERTIBLE PREFERRED STOCK                                           596                573
                                                                                      ------             ------
           TOTAL                                                                       1,469              1,411

 (2) INTEREST EXPENSE - LONG-TERM DEBT
       REDUCTION OF INTEREST EXPENSE DUE TO RETIREMENT OF LONG-TERM DEBT              (1,093)            (1,097)

 (3) APPLICABLE INCOME TAXES
       TAX EFFECT OF ABOVE ADJUSTMENTS,
         ASSSUMING A 39% TAX RATE                                                       (147)              (122)

                                                                                      ------             ------
              TOTAL                                                                   $  229             $  192
                                                                                      ======             ======

NOTE 4.   EARNINGS CONSIDERATIONS RELATED TO PENDING ACQUISITIONS
     Note 1 to the unaudited pro forma consolidated financial statements presents the Corporation's pending acquisitions which management deems probable of consummation. It is expected that the Corporation or the institutions to be acquired will incur charges related to such acquisitions and to the assimilation of those institutions into the UPC organization. Anticipated charges would arise from matters such as, but not limited to, legal and accounting fees, financial advisory fees, consulting fees, payment of contractual benefits triggered by a change of control, early retirement and involuntary separation and related benefits, postretirement and postemployment benefit expenses related to employees of entities which were acquired in a transaction accounted for as a pooling of interests and who were given credit for prior service, costs associated with elimination of duplicate facilities and branch closures, data processing charges, cancellation of vendor contracts, the potential for additional provisions for loan losses and similar costs which normally arise from the consolidation of operational activities.
     Aggregate charges expected to arise from the pending acquisitions have been preliminarily estimated to be between $8 million to $10 million after taxes. To the extent that any of these charges should be contingent upon consummation of a particular transaction, those charges would be recognized in the period in which such transaction closes. This range of potential charges is based on currently available information as well as preliminary estimates and is subject to change. The range is provided as a preliminary estimate of the significant charges which may in the aggregate be required and should be viewed accordingly. These charges are not reflected in the pro forma financial statements.

NOTE 5.   SUBSEQUENT EVENT
     On November 7, 1995, the Corporation issued in an underwritten public offering $100 million of 6 3/4% Subordinated Notes due 2005 (the Notes) at
99.408. Interest on the Notes is payable in arrears semiannually on May 1 and November 1. The Notes are not redeemable prior to maturity and will mature on November 1, 2005. The Notes are subordinated to all present and future "senior indebtedness" of the Corporation (as defined in the Indenture under which they were issued) and payment may be accelerated only in the case of certain events involving bankruptcy, insolvency, or reorganization of the Corporation. The Notes qualify as Tier 2 capital under existing risk-based capital guidelines. This transaction is not included in the pro forma financial statements.

NOTE 6.   UNAUDITED PRO FORMA CAPITAL RATIOS
     The following table summarizes the Corporation's unaudited capital ratios as of September 30, 1995 and the unaudited pro forma capital ratios assuming consummation of all completed and probable acquisitions as of September 30, 1995.

                                                                     AS ADJUSTED FOR THE
                                            ACTUAL                      ACQUISITIONS
                                         ------------                --------------------
Sharesholders' Equity
  to Assets                               8.84%                               8.38%

Leverage Ratio                            8.29                                7.69

Tier 1 Capital to
  Risk-Weighted Assets*                  13.27                               11.89

Total Capital to
  Risk-Weighted Assets*                  15.74                               14.17


--------------------

*Based on estimated risk-weighted assets of all pending acquisitions.